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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                November 8, 2001
                        Date of earliest event reported


                         CARRIER 1 INTERNATIONAL S.A.
            (Exact name of registrant as specified in its charter)

       LUXEMBOURG                001-15693               98-0199626
     (State or other          (Commission File          (IRS Employer
      jurisdiction                Number)            Identification No.)
    of incorporation)

                               ROUTE D'ARLON 3
                         L-8009 STRASSEN, LUXEMBOURG
             (Address of principal executive offices) (Zip code)

                            (011) (41-1) 297 2600
             (Registrant's telephone number, including area code)



      In this report "Carrier1 International" refers to Carrier1 International S.A., a societe anonyme organized under the laws of the Grand-Duchy of Luxembourg, and "Carrier1," "we," "our" and "us" refers to Carrier1 International and its subsidiaries and their predecessors, except where the context otherwise requires.

Item 5.     OTHER EVENTS

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         On November 8, 2001, Carrier1 issued a press release announcing that it will hold a conference call in order to discuss Carrier1's financial results for the quarterly period ended September 30, 2001, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of business acquired.  Not applicable.

(b)   Pro forma financial information.  Not applicable.

(c)   Exhibits

      99.1  Press Release dated November 8, 2001


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2001                CARRIER1 INTERNATIONAL S.A.

                                       By:   /s/ ROBERT MICHAEL MCTIGHE
                                          --------------------------------
                                       Name:  Robert Michael McTighe
                                       Title: Chief Executive Officer and
                                              Director


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